Exhibit 5.2

[Letterhead of Richards, Layton & Finger, P.A.]

March 6, 2012

To Each of the Persons Listed

  on Schedule A Attached Hereto

Re:	Project Kiwi: Senior Notes (Guarantors)

Ladies and Gentlemen:

We have acted as special Delaware counsel for WARNER MUSIC GROUP CORP., a Delaware corporation (the “Parent”), in connection with each of the Delaware corporations listed on Schedule B attached hereto (each, a “Corporation” and collectively, the “Corporations”) and each of the Delaware limited liability companies listed on Schedule C attached hereto (each, an “LLC” and collectively, the “LLCs”), and the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of executed or conformed counterparts, or copies otherwise proved to our satisfaction, of the following:

(a) Each of the documents listed on Schedule D attached hereto (each, a “Certificate of Incorporation” and collectively, the “Certificates of Incorporation”), as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”);

(b) The bylaws of each of the Corporations (each, “Bylaws”);

(c) Resolutions adopted by the unanimous written consent of the board of directors of each of the Corporations (other than the Parent and WMG Acquisition (as defined in Schedule D attached hereto)), dated July 20, 2011;

(d) Resolutions adopted by the board of directors of WMG Acquisition (the “WMG Acquisition Board”) at a meeting of the WMG Acquisition Board held on July 20, 2011;

(e) Resolutions adopted by the board of directors of the Parent (the “Parent Board”) at a meeting of the Parent Board held on October 27, 2011;

(f) Resolutions adopted by the Audit Committee of the Parent Board (the “Audit Committee”) at a meeting of the Audit Committee held on December 2, 2011;

To Each of the Persons Listed

  on Schedule A Attached Hereto

March 6, 2012

(g) Each of the documents listed on Schedule E attached hereto (each, an “LLC Certificate” and collectively, the “LLC Certificates”);

(h) Each of the documents listed on Schedule F attached hereto (each, an “LLC Agreement” and collectively, the “LLC Agreements”);

(i) Resolutions adopted by the unanimous written consent of the sole member, or the sole member and the sole manager, as applicable, of each of the LLCs, dated July 20, 2011;

(j) The Indenture, dated as of July 20, 2011 (the “Indenture”), between WM Finance Corp., a Delaware corporation, and Wells Fargo Bank, National Association, a national banking association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture, dated as of July 20, 2011 (the “Supplemental Indenture”), among the Companies (as defined below) and the other Guaranteeing Subsidiaries (as defined therein) party thereto and the Trustee;

(k) The Guarantee, dated as of December 8, 2011 (the “Guarantee”), made by the Parent in favor of the holders of the Notes (as defined therein) issued pursuant to the Indenture;

(l) A certificate of an officer or the sole member, as applicable, of each of the Companies, each dated March 6, 2012, as to certain matters;

(m) A certificate of an officer of Atlantic (as defined in Schedule D attached hereto), dated March 6, 2012, as to certain matters; and

(n) A Certificate of Good Standing for each of the Companies, each dated March 6, 2012, obtained from the Secretary of State.

The Corporations and the LLCs are referred to herein collectively as the “Companies.” The Supplemental Indenture and the Guarantee are hereinafter referred to jointly as the “Transaction Documents.”

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (n) above. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed that (i) all signatures on documents examined by us are genuine, (ii) all documents submitted to us as

To Each of the Persons Listed

  on Schedule A Attached Hereto

March 6, 2012

originals are authentic, (iii) all documents submitted to us as copies conform with the original copies of those documents, and (iv) the documents, in the forms submitted to us for our review, have not been and will not be altered or amended in any respect material to our opinions expressed herein.

For purposes of this opinion, we have assumed (i) that any amendment or restatement of any document reviewed by us or referenced herein has been accomplished in accordance with, and was permitted by, the relevant provisions of said document prior to its amendment or restatement from time to time, (ii) that at all times since the formation of each of the LLCs, there has been at least one member of each such LLC, (iii) except to the extent provided in paragraphs 1 and 5 below, the due organization, formation or creation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization, formation or creation, (iv) the legal capacity of natural persons who are signatories to the documents examined by us, (v) except to the extent provided in paragraphs 2 and 6 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (vi) except to the extent provided in paragraphs 3 and 7 below, the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vii) that each of the Corporations (other than the Parent) is a direct or indirect wholly-owned subsidiary of the Parent, and (viii) that each of LLC Certificates has been executed by an “authorized person” of the relevant LLC within the meaning of the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.) (the “LLC Act”). We have not participated in the preparation of any offering material relating to any of the Companies and assume no responsibility for the contents of any such material.

This opinion is limited to the laws of the State of Delaware (excluding the insurance, securities and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect. In rendering the opinions set forth herein, we express no opinion concerning (i) the creation, attachment, perfection or priority of any security interest, lien or other encumbrance, or (ii) the nature or validity of title to any property.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. Each of the Corporations has been duly incorporated and is validly existing in good standing as a corporation under the General Corporation Law of the State of Delaware (8 Del.C. §101, et seq.) (the “DGCL”).

To Each of the Persons Listed

  on Schedule A Attached Hereto

March 6, 2012

2. Each of the Corporations has all necessary corporate power and authority under the DGCL and under its Certificate of Incorporation and Bylaws to execute and deliver, and to perform its obligations under, the Transaction Documents to which it is a party.

3. The execution and delivery by each of the Corporations of the Transaction Documents to which it is a party, and the performance by each of the Corporations of its obligations thereunder, have been duly authorized by all necessary corporate action on the part of such Corporation under the DGCL and under its Certificate of Incorporation and Bylaws.

4. The execution, delivery and performance by each of the Corporations of the Transaction Documents to which it is a party do not violate (i) its Certificate of Incorporation or Bylaws, or (ii) the DGCL.

5. Each of the LLCs has been duly formed and is validly existing in good standing as a limited liability company under the LLC Act.

6. Each of the LLCs has all necessary limited liability company power and authority under the LLC Act and under its LLC Agreement to execute and deliver, and to perform its obligations under, the Supplemental Indenture.

7. The execution and delivery by each of the LLCs of the Supplemental Indenture, and the performance by each of the LLCs of its obligations thereunder, have been duly authorized by all necessary limited liability company action on the part of such LLC under the LLC Act and under its LLC Agreement.

8. The execution, delivery and performance by each of the LLCs of the Supplemental Indenture do not violate (i) its LLC Certificate or LLC Agreement or (ii) the LLC Act.

The opinions expressed above are subject to the following additional assumptions, qualifications, limitations and exceptions:

A. We note that notwithstanding any covenants to the contrary contained in the Supplemental Indenture: (i) the stockholders of any of the Corporations may dissolve such Corporation under Section 275(c) of the DGCL upon the consent of all the stockholders entitled to vote thereon, (ii) a stockholder owning at least 90% of the outstanding shares of each class of stock of any of the Corporations entitled to vote thereon may effect a merger with such Corporation under Section 253 or Section 267 of the DGCL, (iii) the stockholders of each of the Corporations may amend the Bylaws of such Corporation, and (iv) a member or manager of any of the LLCs has the right or power to apply to or petition a court to decree a dissolution of such LLC pursuant to Section 18-802 of the LLC Act.

B. We express no opinion as to purported waivers of any statutory or other rights, court rules and defenses to obligations where such waivers (i) are against public policy or (ii) constitute waivers of rights which by law, regulation or judicial decision may not otherwise be waived.

To Each of the Persons Listed

  on Schedule A Attached Hereto

March 6, 2012

We understand that you will rely as to matters of Delaware law upon this opinion in connection with the matters set forth herein. In connection with the foregoing, we hereby consent to your relying as to matters of Delaware law upon this opinion, subject to the understanding that the opinions rendered herein are given on the date hereof and such opinions are rendered only with respect to facts existing on the date hereof and laws, rules and regulations currently in effect. Furthermore, we consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement on Form S-4, relating to the Offer to Exchange $765,000,000 Outstanding 11.50% Senior Notes of WMG Acquisition due 2018 for $765,000,000 Registered 11.50% Senior Notes of WMG Acquisition due 2018, as proposed to be filed by WMG Acquisition and the other registrants thereunder with the Securities and Exchange Commission on or about the date hereof. In giving the foregoing consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

Very truly yours,

/s/ Richards, Layton & Finger, P.A.

SXL/MYK/EL

Schedule A

WMG Acquisition Corp.

WARNER MUSIC GROUP CORP.

Schedule B

Corporations

1.	A. P. Schmidt Co.
2.	Atlantic Recording Corporation
3.	Atlantic/MR Ventures Inc.
4.	Big Beat Records Inc.
5.	Cafe Americana Inc.
6.	Chappell & Intersong Music Group (Australia) Limited
7.	Chappell and Intersong Music Group (Germany) Inc.
8.	Chappell Music Company, Inc.
9.	Cotillion Music, Inc.
10.	CRK Music Inc.
11.	E/A Music, Inc.
12.	Eleksylum Music, Inc.
13.	Elektra/Chameleon Ventures Inc.
14.	Elektra Entertainment Group Inc.
15.	Elektra Group Ventures Inc.
16.	EN Acquisition Corp.
17.	Fiddleback Music Publishing Company, Inc.
18.	Insound Acquisition Inc.
19.	Intersong U.S.A., Inc.
20.	Jadar Music Corp.
21.	LEM America, Inc.
22.	London-Sire Records Inc.
23.	Maverick Partner Inc.
24.	McGuffin Music Inc.
25.	MM Investment Inc.
26.	NC Hungary Holdings Inc.
27.	New Chappell Inc.
28.	Nonesuch Records Inc.
29.	Non-Stop Music Holdings, Inc.
30.	NVC International Inc.
31.	Restless Acquisition Corp.
32.	Rhino Entertainment Company
33.	Rick’s Music Inc.
34.	Rightsong Music Inc.
35.	Ryko Corporation
36.	SR/MDM Venture Inc.
37.	The All Blacks U.S.A., Inc.
38.	The Rhythm Method Inc.
39.	Tommy Valando Publishing Group, Inc.
40.	TW Music Holdings Inc.
41.	Unichappell Music Inc.
42.	Warner Alliance Music Inc.
43.	Warner Brethren Inc.

44.	Warner Bros. Music International Inc.
45.	Warner Bros. Records Inc.
46.	Warner/Chappell Music, Inc.
47.	Warner/Chappell Production Music, Inc.
48.	Warner Domain Music Inc.
49.	Warner Music Discovery Inc.
50.	WARNER MUSIC GROUP CORP.
51.	Warner Music Inc.
52.	Warner Music Latina Inc.
53.	Warner Music SP Inc.
54.	Warner Sojourner Music Inc.
55.	WarnerSongs, Inc.
56.	Warner Special Products Inc.
57.	Warner Strategic Marketing Inc.
58.	Warprise Music Inc.
59.	WB Gold Music Corp.
60.	WBM/House of Gold Music, Inc.
61.	W.B.M. Music Corp.
62.	WBR Management Services Inc.
63.	WBR/QRI Venture, Inc.
64.	WBR/Ruffnation Ventures, Inc.
65.	WBR/Sire Ventures Inc.
66.	WEA Europe Inc.
67.	WEA Inc.
68.	WEA International Inc.
69.	WEA Management Services Inc.
70.	WMG Management Services Inc.
71.	WMG Acquisition Corp.

Schedule C

LLCs

1.	Asylum Records LLC
2.	Atlantic/143 L.L.C.
3.	Atlantic Mobile LLC
4.	Atlantic Pix LLC
5.	Atlantic Productions LLC
6.	Atlantic Scream LLC
7.	BB Investments LLC
8.	Bulldog Entertainment Group LLC
9.	Bute Sound LLC
10.	Choruss LLC
11.	Cordless Recordings LLC
12.	East West Records LLC
13.	FBR Investments LLC
14.	Ferret Music Holdings LLC
15.	Foz Man Music LLC
16.	Fueled By Ramen LLC
17.	Lava Records LLC
18.	Lava Trademark Holding Company LLC
19.	Made of Stone LLC
20.	Perfect Game Recording Company LLC
21.	Rhino/FSE Holdings, LLC
22.	Rhino Name & Likeness Holdings, LLC
23.	The Biz LLC
24.	Upped.com LLC
25.	Warner Music Distribution LLC
26.	WMG Artist Brand LLC
27.	WMG Trademark Holding Company LLC

Schedule D

Certificates of Incorporation

1. The Certificate of Incorporation of A. P. Schmidt Co., a Delaware corporation, as filed in the office of the Secretary of State on February 7, 1968, as modified by the Certificate of Change of Location of Registered Office and of Registered Agent, as filed in the office of the Secretary of State on July 1, 1994, and as further modified by the State of Delaware Certificate For Renewal and Revival of Charter, as filed in the office of the Secretary of State on May 15, 2009.

2. The Certificate of Incorporation of Atlantic Recording Corporation, a Delaware corporation (“Atlantic”), as filed in the office of the Secretary of State on November 17, 1967, as modified by the Certificate of Ownership and Merger, as filed in the office of the Secretary of State on December 1, 1967, as further modified by the Certificate of Ownership and Merger, as filed in the office of the Secretary of State on November 13, 1979, and as further modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

3. The Certificate of Incorporation of Atlantic/MR Ventures Inc., a Delaware corporation, as filed in the office of the Secretary of State on August 3, 1992, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996, and as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on September 8, 1997.

4. The Certificate of Incorporation of Big Beat Records Inc., a Delaware corporation, as filed in the office of the Secretary of State on July 15, 1991, as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on December 10, 1991, and as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

5. The Certificate of Incorporation of Cafe Americana Inc., a Delaware corporation, as filed in the office of the Secretary of State on December 18, 1984, as modified by the Certificate of Merger, as filed in the office of the Secretary of State on December 27, 1984, as further modified by the Certificate of Change of Location of Registered Office and of Registered Agent, as filed in the office of the Secretary of State on March 8, 1990, and as further modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

6. The Certificate of Incorporation of Chappell & Intersong Music Group (Australia) Limited, a Delaware corporation, as filed in the office of the Secretary of State on June 6, 1985, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

7. The Certificate of Incorporation of Chappell and Intersong Music Group (Germany) Inc., a Delaware corporation, as filed in the office of the Secretary of State on November 29, 1984, as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on September 5, 1985, and as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

8. The Certificate of Incorporation of Chappell Music Company, Inc., a Delaware corporation, as filed in the office of the Secretary of State on October 30, 1985, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

9. The Certificate of Incorporation of Cotillion Music, Inc., a Delaware corporation, as filed in the office of the Secretary of State on November 17, 1967, as modified by the Certificate of Ownership and Merger, as filed in the office of the Secretary of State on December 1, 1967, and as further modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

10. The Certificate of Incorporation of CRK Music Inc., a Delaware corporation, as filed in the office of the Secretary of State on April 7, 1992, as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on December 15, 1992, and as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

11. The Certificate of Incorporation of E/A Music, Inc., a Delaware corporation, as filed in the office of the Secretary of State on February 24, 1984, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

12. The Certificate of Incorporation of Eleksylum Music, Inc., a Delaware corporation, as filed in the office of the Secretary of State on August 2, 1983, as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on August 12, 1983, as further amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on February 27, 1984, and as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

13. The Certificate of Incorporation of Elektra/Chameleon Ventures Inc., a Delaware corporation, as filed in the office of the Secretary of State on June 18, 1991, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

14. The Certificate of Incorporation of Elektra Entertainment Group Inc., a Delaware corporation, as filed in the office of the Secretary of State on November 20, 1998.

15. The Certificate of Incorporation of Elektra Group Ventures Inc., a Delaware corporation, as filed in the office of the Secretary of State on January 24, 1995, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

16. The Certificate of Incorporation of EN Acquisition Corp., a Delaware corporation, as filed in the office of the Secretary of State on May 12, 2004, as modified by the State of Delaware Certificate of Change of Registered Agent and/or Registered Office, as filed in the office of the Secretary of State on July 8, 2008.

17. The Certificate of Incorporation of Fiddleback Music Publishing Company, Inc., a Delaware corporation, as filed in the office of the Secretary of State on January 19, 1972, as amended by the Certificate of Amendment, as filed in the office of the Secretary of State on April 26, 1972, and as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on September 24, 1996.

18. The Certificate of Incorporation of Insound Acquisition Inc., a Delaware corporation, as filed in the office of the Secretary of State on July 28, 1995, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996, as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on September 8, 1997, and as further amended by the State of Delaware Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on November 19, 2007.

19. The Certificate of Incorporation of Intersong U.S.A., Inc., a Delaware corporation, as filed in the office of the Secretary of State on December 5, 1984, as modified by the Certificate of Merger, as filed in the office of the Secretary of State on December 27, 1984, and as further modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

20. The Certificate of Incorporation of Jadar Music Corp., a Delaware corporation, as filed in the office of the Secretary of State on December 18, 1984, as modified by the Certificate of Merger, as filed in the office of the Secretary of State on December 27, 1984, as further modified by the Certificate of Change of Location of Registered Office and of Registered Agent, as filed in the office of the Secretary of State on March 8, 1990, and as further modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

21. The Certificate of Incorporation of LEM America, Inc., a Delaware corporation, as filed in the office of the Secretary of State on March 21, 1981, as modified by the Certificate for Renewal and Revival of Charter, as filed in the office of the Secretary of State on March 6, 1991, and as further modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

22. The Certificate of Incorporation of London-Sire Records Inc., a Delaware corporation, as filed in the office of the Secretary of State on May 28, 1997, as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on March 8, 2000.

23. The Certificate of Incorporation of Maverick Partner Inc., a Delaware corporation, as filed in the office of the Secretary of State on July 7, 2006.

24. The Certificate of Incorporation of McGuffin Music Inc., a Delaware corporation, as filed in the office of the Secretary of State on April 7, 1992, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

25. The Certificate of Incorporation of MM Investment Inc., a Delaware corporation, as filed in the office of the Secretary of State on April 17, 1995, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996, and as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on January 13, 2005.

26. The Certificate of Incorporation of NC Hungary Holdings Inc., a Delaware corporation, as filed in the office of the Secretary of State on June 2, 2000, as amended by the Certificate of Amendment of Certificate of Incorporation Before Payment of Capital, as filed in the office of the Secretary of State on September 24, 2002.

27. The Certificate of Incorporation of New Chappell Inc., a Delaware corporation, as filed in the office of the Secretary of State on December 10, 1984, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

28. The Certificate of Incorporation of Nonesuch Records Inc., a Delaware corporation, as filed in the office of the Secretary of State on February 20, 2004.

29. The Certificate of Incorporation of Non-Stop Music Holdings, Inc., a Delaware corporation, as filed in the office of the Secretary of State on July 31, 2007.

30. The Certificate of Incorporation of NVC International Inc., a Delaware corporation, as filed in the office of the Secretary of State on October 2, 1981, as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on August 12, 1982, as further amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on January 5 1983, as further amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on January 8, 1987, as further amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on December 21, 1987, as modified by the Certificate of Designations, Preferences, and Rights of Redeemable Preferred Stock, as filed in the office of the Secretary of State on December 29, 1987, as further amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on March 9, 1988, as further amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State of the State of Delaware on July 1, 1988, as further modified by the Certificate for Renewal and Revival of Certificate of Incorporation, as filed in the office of the Secretary of State on June 2, 1989, as further amended by the Certificate of Amendment, as filed in the office of the Secretary of State on June 2, 1989, as further amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on February 1, 1990, as further modified by the Certificate for Renewal and Revival of Charter, as filed in the office of the Secretary of State on September 20, 1993, as further amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on September 28, 1994, as corrected by the Certificate of Correction of Certificate of Amendment of Certificate of

Incorporation, as filed in the office of the Secretary of State on November 9, 1994, as further modified by the Certificate for Renewal and Revival of Certificate of Incorporation, as filed in the office of the Secretary of State on December 28, 2000, and as further amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on February 23, 2001.

31. The Certificate of Incorporation of Restless Acquisition Corp., a Delaware corporation, as filed in the office of the Secretary of State on December 2, 2002, as modified by the Certificate of Change of Registered Agent and/or Registered Office, as filed in the office of the Secretary of State on July 8, 2008.

32. The Certificate of Incorporation of Rhino Entertainment Company, a Delaware corporation, as filed in the office of the Secretary of State on December 4, 1991, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996, and as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on May 5, 1999.

33. The Certificate of Incorporation of Rick’s Music Inc., a Delaware corporation, as filed in the office of the Secretary of State on December 18, 1984, as modified by the Certificate of Merger, as filed in the office of the Secretary of State on December 27, 1984, as further modified by the Certificate of Change of Location of Registered Office and of Registered Agent, as filed in the office of the Secretary of State on March 8, 1990, and as further modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

34. The Certificate of Incorporation of Rightsong Music Inc., a Delaware corporation, as filed in the office of the Secretary of State on December 18, 1984, as modified by the Certificate of Merger, as filed in the office of the Secretary of State on December 27, 1984, as further modified by the Certificate of Change of Location of Registered Office and of Registered Agent, as filed in the office of the Secretary of State on March 8, 1990, and as further modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

35. The Certificate of Incorporation of Ryko Corporation, a Delaware corporation, as filed in the office of the Secretary of State on July 18, 1994, as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on September 9, 1994, as modified by the Certificate of Restoration and Revival of Certificate of Incorporation, as filed in the office of the Secretary of State on April 6, 2000, as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on July 29, 2002, as further amended by the Certificate of Merger, as filed in the office of the Secretary of State on May 31, 2006, and as modified by the Certificate for Renewal and Revival of Charter, as filed in the office of the Secretary of State on July 9, 2008.

36. The Certificate of Incorporation of SR/MDM Venture Inc., a Delaware corporation, as filed in the office of the Secretary of State on November 20, 1991, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

37. The Certificate of Incorporation of The All Blacks U.S.A., Inc., a Delaware corporation, as filed in the office of the Secretary of State on June 23, 1998, as modified by the Certificate of Renewal and Revival of Certificate of Incorporation, as filed in the office of the Secretary of State on July 19, 2001, and as further modified by the Certificate for Renewal and Revival of Charter, as filed in the office of the Secretary of State on May 10, 2011.

38. The Certificate of Incorporation of The Rhythm Method Inc., a Delaware corporation, as filed in the office of the Secretary of State on October 12, 2000.

39. The Certificate of Incorporation of Tommy Valando Publishing Group, Inc., a Delaware corporation, as filed in the office of the Secretary of State on January 19, 1972, as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on May 1, 1980, and as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on September 24, 1996.

40. The Certificate of Incorporation of TW Music Holdings Inc., a Delaware corporation, as filed in the office of the Secretary of State on February 17, 2004.

41. The Certificate of Incorporation of Unichappell Music Inc., a Delaware corporation, as filed in the office of the Secretary of State on December 18, 1984, as amended by the Certificate of Merger, as filed in the office of the Secretary of State on December 27, 1984, as modified by the Certificate of Resignation of Registered Agent, as filed in the office of the Secretary of State on December 27, 1990, as further modified by the Certificate of Restoration and Revival of Certificate of Incorporation, as filed in the office of the Secretary of State on February 21, 1992, and as further modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

42. The Certificate of Incorporation of Warner Alliance Music Inc., a Delaware corporation, as filed in the office of the Secretary of State on August 20, 1992, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

43. The Certificate of Incorporation of Warner Brethren Inc., a Delaware corporation, as filed in the office of the Secretary of State on August 20, 1992, as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on October 14, 1992, and as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

44. The Certificate of Incorporation of Warner Bros. Music International Inc., a Delaware corporation, as filed in the office of the Secretary of State on December 20, 1975, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

45. The Certificate of Incorporation of Warner Bros. Records Inc., a Delaware corporation, as filed in the office of the Secretary of State on March 19, 1958, as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on December 6, 1967, as further amended by the Certificate of Amendment to Certificate of Incorporation, as filed in the office of the Secretary of State on December 18, 1969, as modified by the Certificate of Change of Location of Registered Office and of Registered Agent, as filed in the office of the Secretary of State on March 30, 1970, as further modified by the Certificate of Ownership and Merger, as filed in the office of the Secretary of State on May 4, 1982, and as further modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

46. The Certificate of Incorporation of Warner/Chappell Music, Inc., a Delaware corporation, as filed in the office of the Secretary of State on December 14, 1984, as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on December 19, 1984, as further amended by the Certificate of Merger, as filed in the office of the Secretary of State on January 28, 1985, as further amended by the Certificate of Merger, as filed in the office of the Secretary of State on October 7, 1987, as further amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on October 7, 1987, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996, and as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on April 21, 2006.

47. The Certificate of Incorporation of Warner/Chappell Production Music, Inc., a Delaware corporation, as filed in the office of the Secretary of State on November 29, 1984, as amended by the Certificate of Merger, as filed in the office of the Secretary of State on December 27, 1984, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996, and as amended by the State of Delaware Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on July 31, 2007.

48. The Certificate of Incorporation of Warner Domain Music Inc., a Delaware corporation, as filed in the office of the Secretary of State on July 27, 1995, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

49. The Certificate of Incorporation of Warner Music Discovery Inc., a Delaware corporation, as filed in the office of the Secretary of State on December 14, 1992, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

50. The Certificate of Incorporation of the Parent, as filed in the office of the Secretary of State on November 21, 2003, as amended and restated by the Amended and Restated Certificate of Incorporation, as filed in the office of the Secretary of State on February 26, 2004, as amended by the Certificate of Amendment of Amended and Restated Certificate of Incorporation, as filed in the office of the Secretary of State on March 8, 2005, as further amended by the Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as filed in the office of the Secretary of State on March 9, 2005, as amended and restated by the Amended and Restated Certificate of Incorporation, as filed in the office of the Secretary of State on May 10, 2005, as modified by the Certificate of Merger, as filed in the office of the Secretary of State on July 20, 2011, and as further modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on August 22, 2011.

51. The Certificate of Incorporation of Warner Music Inc. (formerly known as Warner Music Group Inc.), a Delaware corporation (“WMI”), as filed in the office of the Secretary of State on April 12, 1990, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996, and as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on March 8, 2005.

52. The Certificate of Incorporation of Warner Music Latina Inc., a Delaware corporation, as filed in the office of the Secretary of State on September 17, 1990, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996, as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on October 30, 2001, as modified by the Certificate of Ownership and Merger, as filed in the office of the Secretary of State on September 25, 2009, as further modified by the Certificate of Ownership and Merger, as filed in the office of the Secretary of State on September 25, 2009, and as further modified by the Certificate of Ownership and Merger, as filed in the office of the Secretary of State on August 24, 2010.

53. The Certificate of Incorporation of Warner Music SP Inc., a Delaware corporation, as filed in the office of the Secretary of State on December 19, 1994, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

54. The Certificate of Incorporation of Warner Sojourner Music Inc., a Delaware corporation, as filed in the office of the Secretary of State on April 13, 1993, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

55. The Certificate of Incorporation of Warnersongs, Inc., a Delaware corporation, as filed in the office of the Secretary of State on November 1, 1974, as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on January 8, 1993, and as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

56. The Certificate of Incorporation of Warner Special Products Inc., a Delaware corporation, as filed in the office of the Secretary of State on August 16, 1974, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

57. The Certificate of Incorporation of Warner Strategic Marketing Inc., a Delaware corporation, as filed in the office of the Secretary of State on June 2, 2000, as amended by the Certificate of Amendment of Certificate of Incorporation Before Payment of Capital, as filed in the office of the Secretary of State on December 14, 2001.

58. The Certificate of Incorporation of Warprise Music Inc., a Delaware corporation, as filed in the office of the Secretary of State on July 27, 1995, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

59. The Certificate of Incorporation of WB Gold Music Corp., a Delaware corporation, as filed in the office of the Secretary of State on March 15, 1983, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

60. The Certificate of Incorporation of WBM/House of Gold Music, Inc., a Delaware corporation, as filed in the office of the Secretary of State on January 14, 1983, as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on September 12, 1983, and as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

61. The Certificate of Incorporation of W.B.M. Music Corp., a Delaware corporation, as filed in the office of the Secretary of State on May 24, 1983, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

62. The Certificate of Incorporation of WBR Management Services Inc., a Delaware corporation, as filed in the office of the Secretary of State on July 18, 1980, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

63. The Certificate of Incorporation of WBR/QRI Venture, Inc., a Delaware corporation, as filed in the office of the Secretary of State on November 20, 1991, as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on September 15, 1994, and as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

64. The Certificate of Incorporation of WBR/Ruffnation Ventures, Inc., a Delaware corporation, as filed in the office of the Secretary of State on August 9, 1999.

65. The Certificate of Incorporation of WBR/Sire Ventures Inc., a Delaware corporation, as filed in the office of the Secretary of State on September 14, 1978, as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

66. The Certificate of Incorporation of WEA Europe Inc., a Delaware corporation, as filed in the office of the Secretary of State on February 19, 1975, as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on June 2, 1983, and as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996.

67. The Certificate of Incorporation of WEA Inc., a Delaware corporation, as filed in the office of the Secretary of State on October 18, 1995, as corrected by the Certificate of Correction of Certificate of Incorporation, as filed in the office of the Secretary of State on November 27, 1995, and as modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on March 12, 2001.

68. The Certificate of Incorporation of WEA International Inc., a Delaware corporation, as filed in the office of the Secretary of State on February 21, 1975, as modified by the Certificate of Ownership and Merger, as filed in the office of the Secretary of State on June 3, 1991, as further modified by the Certificate of Change of Registered Agent and Registered Office, as filed in the office of the Secretary of State on May 14, 1996, and as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on April 19, 1999.

69. The Certificate of Incorporation of WEA Management Services Inc., a Delaware corporation, as filed in the office of the Secretary of State on August 3, 2000, as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on December 7, 2000.

70. The Certificate of Incorporation of WMG Management Services Inc., a Delaware corporation, as filed in the office of the Secretary of State on June 2, 2000, as amended by the Certificate of Amendment of Certificate of Incorporation, as filed in the office of the Secretary of State on April 19, 2001.

71. The Certificate of Incorporation of WMG Acquisition Corp., a Delaware corporation (“WMG Acquisition”), as filed in the office of the Secretary of State on November 20, 2003, as amended and restated by the Amended and Restated Certificate of Incorporation, as filed in the office of the Secretary of State on February 26, 2004, as amended and restated by the Second Amended and Restated Certificate of Incorporation of WMG Acquisition, dated July 20, 2011, as filed in the office of the Secretary of State on July 20, 2011, and as further as amended by the Certificate of Ownership & Merger of WM Finance Corp. with and into WMG Acquisition, dated July 20, 2011, as filed in the office of the Secretary of State on July 20, 2011.

Schedule E

LLC Certificates

1. The Certificate of Formation of Asylum Records LLC, a Delaware limited liability company (“Asylum”), dated as of July 28, 2004, as filed in the office of the Secretary of State on July 28, 2004, as amended by the Certificate of Amendment, dated November 18, 2005, as filed in the office of the Secretary of State on November 18, 2005.

2. The Certificate of Formation of Atlantic/143 L.L.C., a Delaware limited liability company (“143”), dated August 22, 1997, as filed in the office of the Secretary of State on August 22, 1997, as amended by the Certificate of Amendment of 143, dated August 27, 1997, as filed in the office of the Secretary of State on August 28, 1997, and as further amended by the Certificate of Amendment of 143, dated July 25, 2001, as filed in the office of the Secretary of State on July 27, 2001.

3. The Certificate of Formation of Atlantic Mobile LLC, a Delaware limited liability company (“Mobile”), dated February 6, 2007, as filed in the office of the Secretary of State on February 6, 2007, as amended by the Certificate of Change of Registered Agent and/or Registered Office, dated July 25, 2008, as filed in the office of the Secretary of State on August 5, 2008, and as amended and restated by the Amended and Restated Certificate of Formation of Mobile, dated as of July 18, 2011, as filed in the office of the Secretary of State on July 18, 2011.

4. The Certificate of Formation of Atlantic Pix LLC, a Delaware limited liability company (“Pix”), dated September 4, 2009, as filed in the office of the Secretary of State on September 4, 2009.

5. The Certificate of Formation of Atlantic Productions LLC, a Delaware limited liability company (“Productions”), dated October 31, 2006, as filed in the office of the Secretary of State on October 31, 2006.

6. The Certificate of Formation of Atlantic Scream LLC, a Delaware limited liability company (“Scream”), dated February 6, 2007, as filed in the office of the Secretary of State on February 6, 2007, as amended by the Certificate of Change of Registered Agent and/or Registered Office, dated July 25, 2008, as filed in the office of the Secretary of State on August 5, 2008, and as amended and restated by the Amended and Restated Certificate of Formation of Scream, dated as of July 18, 2011, as filed in the office of the Secretary of State on July 18, 2011.

7. The Certificate of Formation of BB Investments LLC, a Delaware limited liability company (“BB”), dated February 15, 2005, as filed in the office of the Secretary of State on February 15, 2005.

8. The Certificate of Formation of Bulldog Entertainment Group LLC, a Delaware limited liability company (“Bulldog”), dated December 15, 2005, as filed in the office of the Secretary of State on December 16, 2005, as amended by the Certificate of Amendment, dated May 14, 2007, as filed in the office of the Secretary of State on May 15, 2007, and as amended and restated by the Amended and Restated Certificate of Formation of Bulldog, dated as of July 18, 2011, as filed in the office of the Secretary of State on July 18, 2011.

9. The Certificate of Formation of Bute Sound LLC, a Delaware limited liability company (“Bute”), dated October 21, 1998, as filed in the office of the Secretary of State on October 22, 1998, as amended by the Certificate of Amendment of Bute, dated August 23, 2002, as filed in the office of the Secretary of State on August 29, 2002.

10. The Certificate of Formation of Choruss LLC, a Delaware limited liability company (“Choruss”), dated January 24, 2008, as filed in the office of the Secretary of State on January 24, 2008, as amended by the Certificate of Amendment, dated October 21, 2008, as filed in the office of the Secretary of State on October 23, 2008.

11. The Certificate of Formation of Cordless Recordings LLC, a Delaware limited liability company (“Cordless”), dated April 7, 2005, as filed in the office of the Secretary of State on April 7, 2005, as amended by the Certificate of Amendment, dated August 30, 2005, as filed in the office of the Secretary of State on August 30, 2005.

12. The Certificate of Formation of East West Records LLC, a Delaware limited liability company (“East West”), dated July 28, 2004, as filed in the office of the Secretary of State on July 28, 2004, as amended by the Certificate of Amendment, dated November 18, 2005, as filed in the office of the Secretary of State on November 18, 2005.

13. The Certificate of Formation of FBR Investments LLC, a Delaware limited liability company (“FBR”), dated October 26, 2006, as filed in the office of the Secretary of State on October 26, 2006.

14. The Certificate of Formation of Ferret Music Holdings LLC, a Delaware limited liability company (“Ferret”), dated June 26, 2006, as filed in the office of the Secretary of State on June 26, 2006, as amended by the Certificate of Amendment, dated October 10, 2008, as filed in the office of the Secretary of State on October 23, 2008, and as amended and restated by the Amended and Restated Certificate of Formation of Ferret, dated as of July 18, 2011, as filed in the office of the Secretary of State on July 18, 2011.

15. The Certificate of Formation of Foz Man Music LLC, a Delaware limited liability company (“Foz”), dated April 7, 1998, as filed in the office of the Secretary of State on April 8, 1998, as amended by the Certificate of Amendment of Foz, dated August 23, 2002, as filed in the office of the Secretary of State on August 29, 2002.

16. The Certificate of Formation of Fueled by Ramen LLC, a Delaware limited liability company (“Ramen”), dated October 26, 2006, as filed in the office of the Secretary of State on October 26, 2006.

17. The Certificate of Formation of Lava Records LLC, a Delaware limited liability company (“Lava”), dated May 7, 2002, as filed in the office of the Secretary of State on May 7, 2002.

18. The Certificate of Formation of Lava Trademark Holding Company LLC, a Delaware limited liability company (“Lava Trademark”), dated May 12, 2000, as filed in the office of the Secretary of State on May 12, 2000, as amended by the Certificate of Amendment to the Certificate of Formation of Lava Trademark, dated as of June 22, 2009, as filed in the office of the Secretary of State on June 25, 2009.

19. The Certificate of Formation of Made of Stone LLC, a Delaware limited liability company (“Stone”), dated March 5, 2009, as filed in the office of the Secretary of State on March 6, 2009.

20. The Certificate of Formation of Perfect Game Recording Company LLC, a Delaware limited liability company (“Perfect Game”), dated November 1, 2005, as filed in the office of the Secretary of State on November 1, 2005.

21. The Certificate of Formation of Rhino/FSE Holdings LLC, a Delaware limited liability company (“Rhino/FSE”), dated December 19, 2007, as filed in the office of the Secretary of State on December 20, 2007.

22. The Certificate of Formation of Rhino Name & Likeness Holdings, LLC, a Delaware limited liability company (“Rhino Name”), dated December 19, 2007, as filed in the office of the Secretary of State on December 20, 2007.

23. The Certificate of Formation of The Biz LLC, a Delaware limited liability company (“Biz”), dated April 27, 2005, as filed in the office of the Secretary of State on April 27, 2005.

24. The Certificate of Formation of Upped.com LLC, a Delaware limited liability company (“Upped”), dated July 14, 2008, as filed in the office of the Secretary of State on July 23, 2008.

25. The Certificate of Formation of Warner Music Distribution LLC, a Delaware limited liability company (“WM Distribution”), dated as of September 30, 2009, as filed in the office of the Secretary of State on September 30, 2009.

26. The Certificate of Formation of WMG Artist Brand LLC, a Delaware limited liability company (“WM Brand”), dated February 8, 2007, as filed in the office of the Secretary of State on February 8, 2007, as amended by the Certificate of Amendment of Certificate of Formation of WM Brand, dated January 11, 2011, as filed in the office of the Secretary of State on January 12, 2011, as amended by the Certificate of Change of Registered Agent and/or Registered Office, dated January 26, 2011, as filed in the office of the Secretary of State on February 17, 2011, and as amended and restated by the Amended and Restated Certificate of Formation of WM Brand, dated as of July 18, 2011, as filed in the office of the Secretary of State on July 18, 2011.

27. The Certificate of Formation of WMG Trademark Holding Company LLC, a Delaware limited liability company (“WM Trademark”), dated September 9, 2003, as filed in the office of the Secretary of State on September 9, 2003.

Schedule F

LLC Agreements

1. The Limited Liability Company Agreement of Asylum, dated as of July 29, 2004, made by Warner-Elektra-Atlantic Corporation (“WEA”), as the sole member, as amended by Amendment No. 1 thereto, dated as of July 19, 2011, made by WEA, as the sole member.

2. The Limited Liability Company Agreement of 143, dated as of February 26, 2004, and effective as of August 22, 1997, made by Atlantic, as the sole member.

3. The Limited Liability Company Agreement of Mobile, dated as of May 8, 2007, made by Atlantic, as the sole member.

4. The Limited Liability Company Agreement of Pix, dated as of September 4, 2009, made by Productions, as the sole member.

5. The Limited Liability Company Agreement of Productions, dated as of October 31, 2006, made by Atlantic, as the sole member.

6. The Limited Liability Company Agreement of Scream, dated as of February 6, 2007, made by Atlantic, as the sole member.

7. The Limited Liability Company Agreement of BB, dated as of February 24, 2005, made by WMI, as the sole member.

8. The Limited Liability Company Agreement of Bulldog, dated as of May 23, 2006, among Bulldog, the Common Members (as defined therein), the Class A Member (as defined therein) and the Class B Member (as defined therein), as amended and restated by the Amended and Restated Limited Liability Company Agreement of Bulldog, dated as of May 14, 2007, made by WMI, as the sole member.

9. The Limited Liability Company Agreement of Bute, dated as of February 26, 2004, and effective as of October 22, 1998, made by 143, as the sole member, as amended by Amendment No. 1 thereto, dated as of July 19, 2011, made by 143, as the sole member.

10. The Limited Liability Company Agreement of Choruss, dated as of July 11, 2011, made by WMI, as the sole member, as amended by Amendment No. 1 thereto, dated as of July 20, 2011, made by WMI, as the sole member.

11. The Limited Liability Company Agreement of Cordless, dated as of April 12, 2005, made by WEA, as the sole member, as amended by Amendment No. 1 thereto, dated as of July 19, 2011, made by WEA, as the sole member.

12. The Limited Liability Company Agreement of East West, dated as of July 29, 2004, made by WEA, as the sole member, as amended by Amendment No. 1 thereto, dated as of July 19, 2011, made by WEA, as the sole member.

13. The Limited Liability Company Agreement of FBR, dated as of October 26, 2006, made by WMI, as the sole member.

14. The Limited Liability Company Agreement of Ferret, dated as of July 1, 2006, among WMI, Carl Severson and Paul Conroy, as members, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Ferret, dated as of December 7, 2009, made by WMI, as the sole member.

15. The Limited Liability Company Agreement of Foz, dated as of July 31, 2005, made by 143, as the sole member.

16. The Limited Liability Company Agreement of Ramen, dated as of October 26, 2006, made by the Fueled by Ramen, Inc., a Florida corporation (“Fueled”), as the sole member, as amended and restated by the Amended and Restated Operating Agreement of Ramen, dated as of October 27, 2006, among Fueled, FBR and John Janick, and as further amended and restated by the Second Amended and Restated Limited Liability Company Agreement of Ramen, dated as of December 29, 2008, made by FBR, as the sole member.

17. The Limited Liability Company Agreement of Lava, dated as of June 19, 2002, and effective as of June 1, 2002, between Atlantic and Diamond Music LLC, a Delaware limited liability company (“Diamond”), as members, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Lava, between Atlantic and Diamond, as members, as modified by the Assignment and Transfer of Membership Interests, dated as of September 7, 2005, between Diamond, as assignor, and Atlantic, as assignee, and as further amended and restated by the Limited Liability Company Agreement of Lava, dated as of September 7, 2005, made by Atlantic, as the sole member.

18. The Operating Agreement of Lava Trademark, dated as of May 12, 2000, made by Atlantic, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Lava Trademark, dated as of July 19, 2011, made by Atlantic, as the sole member.

19. The Limited Liability Company Agreement of Stone, dated as of March 5, 2009, made by WMI, as the sole member.

20. The Limited Liability Company Agreement of Perfect Game, dated as of November 1, 2005, made by WEA, as the sole member.

21. The Limited Liability Company Agreement of Rhino/FSE, dated as of December 20, 2007, made by Rhino Name, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Rhino/FSE, dated as of July 11, 2011, made by Rhino Name, as the sole member.

22. The Limited Liability Company Agreement of Rhino Name, dated as of December 20, 2007, made by WMI, as the sole member.

23. The Limited Liability Company Agreement of Biz, dated as of May 4, 2005, made by WMI, as the sole member.

24. The Limited Liability Company Agreement of Upped, dated as of August 18, 2008, made by WEA, as the sole member.

25. The Agreement of Limited Liability Company of Warner Distribution, dated September 30, 2009, made by Rep Sales, Inc., as the sole member.

26. The Operating Agreement of WM Brand, dated as of March 30, 2007, between WMI and Darrell Stephen Lighty (“Lighty”), as amended and restated by the Amended and Restated Operating Agreement of WM Brand, dated as of April 11, 2008, made by WMI and Lighty, as members, and as further amended and restated by the Amended and Restated Limited Liability Company Agreement of WM Brand, dated as of December 22, 2010, made by WMI, as the sole member.

27. The Limited Liability Company Agreement of WM Trademark, dated as of September 15, 2003, made by WMI, as the sole member.